Exhibit 99.1

FAA Approves G-1 Certification Basis for Archer, Propelling it Forward on its Path to FAA Type Certification

●	With the FAA's issuance of the G-1 Issue Paper, Archer has passed a critical milestone in the certification process for its eVTOL aircraft

●	The G-1 Issue Paper establishes the airworthiness and environmental requirements necessary to achieve FAA Type Certification

7 September, 2021 Palo Alto, CA - Archer Aviation Inc. (“Archer''), a leading developer of all-electric vertical takeoff and landing (“eVTOL”) aircraft has been actively engaged with the FAA through its Center for Emerging Concepts & Innovation and the Los Angeles Aircraft Certification Office to develop the airworthiness and environmental requirements necessary for full certification of its eVTOL aircraft. Archer is pleased to announce that the FAA G-1 Issue Paper: Certification Basis ("G-1 Certification Basis") has been approved and signed, enabling Archer to move further down the runway towards its goal of obtaining an FAA Type Certification for its eVTOL aircraft.

The G-1 Certification Basis is based on the FAA's certification standards contained in 14 C.F.R. Part 23. With Part 23 as the foundation, the G-1 Certification Basis sets forth the specific Airworthiness Standards and Environmental Standards required for FAA Type Certification. With these requirements now established, Archer can focus on finalizing its G-2 Issue Paper with the FAA, which will set forth the means of compliance to meet the requirements set forth in the G-1 Issue Paper. Archer has been working on the means of compliance for the G-2 Issue Paper with the FAA since earlier this year, as well as the necessary testing and methods required to demonstrate safety and compliance of our aircraft.

Since its inception, Archer has focused on ensuring that its design, engineering and business decisions align with what it believes is necessary to design and develop an aircraft that meets the FAA's rigorous safety standards and achieve FAA Type Certification as soon as possible. Today’s achievement results from a collaborative relationship Archer has established with the FAA, led by Archer’s Head of Certification, Eric Wright, an accomplished aviation professional with a decades-long history of designing and obtaining FAA Type Certificates for aircraft.

“We’re certainly proud to have hit this historic milestone for Archer. Obtaining the G-1 Certification Basis is a significant step forward towards Archer’s and the eVTOL industry’s goal of changing how people will move around urban environments,” said Archer’s Head of Certification Eric Wright. “This is an exciting time to be a part of the aviation industry as we work to electrify the skies, and we look forward to continuing to partner with the FAA on revolutionizing aircraft transportation.”

“The G-1 certification basis with the FAA is a pivotal breakthrough and yet another proof point that Archer is at the forefront of revolutionizing the future of urban transportation,” said Scott Kirby, CEO of United Airlines. “We are excited to continue to collaborate with Archer to usher in a new era of sustainability, mobility, and exploration.”

“Certification continues to be the shining light at the end of our design and development tunnel,” said Brett Adcock, co-founder and co-CEO of Archer. “While there is still significant work ahead of us, we now have a basis agreed upon with the FAA that will allow us to better focus our efforts on our goal of obtaining certification on an efficient timeline.”

“Our team is pragmatic and realistic about the steps towards launching our urban air mobility network. The aircraft is just one part of the business Archer is building, and we will never lose sight of that final goal,” said Adam Goldstein, co-founder and co-CEO of Archer. “We use accomplishments like the G-1 certification basis to measure our success based on the broader picture of an established urban air mobility network and wide technology adoption. The future is certainly looking bright!”

About Archer

Archer’s mission is to advance the benefits of sustainable air mobility. Archer’s goal is to move people throughout the world's cities in a quick, safe, sustainable, and cost-effective manner. Archer is designing and developing electric vertical takeoff and landing (eVTOL) aircraft for use in urban air mobility. Archer's team is based in Palo Alto, CA. To learn more, visit www.archer.com.

For Media

Louise Bristow

Archer

C: 818 398 8091

louise.bristow@archer.com

archer@launchsquad.com

Andrea Hurst

Atlas Crest

C: 347 583 9705

andrea@atlascrestcorp.com

About Atlas Crest

Atlas Crest Investment Corp. (NYSE: ACIC) is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses and is sponsored by an affiliate of Moelis & Company, a leading global financial advisor to corporate executives, boards, entrepreneurs, financial sponsors and governments. The management team is led by Ken Moelis, Chairman, and Michael Spellacy, Chief Executive Officer, both of whom have had careers centered around identifying, evaluating and implementing organic and inorganic transformational growth and value creation initiatives across a broad range of industries. Atlas Crest priced its $500 million initial public offering on October 27, 2020.

Forward Looking Statements

Certain statements made in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Atlas Crest and Archer, the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the management of Atlas Crest and Archer and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Atlas Crest and Archer. These statements are subject to a number of risks and uncertainties regarding the businesses of Atlas Crest and Archer and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the early stage nature of Archer’s business and its past and projected future losses; Archer’s ability to manufacture and deliver aircraft and its impact on the risk of investment; Archer’s dependence on United Airlines for its current aircraft orders and development process, and the risk that United Airlines cancels its contracts with Archer; risks relating to the uncertainty of the projections included in the model; the effectiveness of Archer’s marketing and growth strategies, including its ability to effectively market air transportation as a substitute for conventional methods of transportation; Archer’s ability to compete in the competitive urban air mobility and eVTOL industries; Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; Archer’s ability to achieve its business milestones and launch products on anticipated timelines; Archer’s dependence on suppliers and service partners for the parts and components in its aircraft; Archer’s ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of Archer’s control that slow market adoption of electric aircraft, such as Archer’s inability to obtain and maintain adequate facilities and Vertiport infrastructure; Archer’s ability to hire, train and retain qualified personnel; risks related to Archer’s Aerial Ride Sharing Business operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving aircraft, helicopters or lithium-ion battery cells; the impact of labor and union activities on Archer’s workforce; losses resulting from indexed price escalation clauses in purchase orders and cost overruns; regulatory risks related to evolving laws and regulations in Archer’s industries; impact of the COVID-19 pandemic on Archer’s business and the global economy; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Atlas Crest or Archer is not obtained; a decline in Archer’s securities following the business combination if it fails to meet the expectations of investors or securities analysts; Archer’s inability to protect its intellectual property rights from unauthorized use by third parties; Archer’s need for and the availability of additional capital; cybersecurity risks; risks and costs associated with the ongoing litigation with Wisk Aero LLC; the dual class structure of Archer’s common stock, which will limit other investors’ ability to influence corporate matters; the amount of redemption requests made by Atlas Crest’s public stockholders; the ability of Atlas Crest or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Atlas Crest’s definitive proxy statement/prospectus, dated August 11, 2021 under the heading “Risk Factors,” filed with the SEC on August 11, 2021. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Atlas Crest nor Archer presently know or that Atlas Crest and Archer currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Atlas Crest’s and Archer’s expectations, plans or forecasts of future events and views as of the date of this press release. Atlas and Archer anticipate that subsequent events and developments will cause Atlas Crest’s and Archer’s assessments to change. However, while Atlas Crest and Archer may elect to update these forward-looking statements at some point in the future, Atlas Crest and Archer specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Atlas Crest’s or Archer’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders and Where to Find It

In connection with the proposed business combination, Atlas Crest filed a registration statement on Form S-4, which was declared effective by the SEC on August 11, 2021, and a supplement to the definitive proxy statement/prospectus on August 30, 2021. The definitive proxy statement/prospectus was first mailed to the stockholders of Atlas Crest on August 12, 2021, and the supplement to the definitive proxy statement/prospectus, including a revised proxy card, was first mailed to the stockholders of Atlas Crest on or about August 30, 2021. Investors and security holders of Atlas Crest are urged to read the definitive proxy statement/prospectus, and any amendments or supplements thereto (including the supplement to the definitive proxy statement/prospectus) carefully and in their entirety because they contain important information about Atlas Crest, Archer and the proposed business combination. Investors and security holders may obtain copies of the definitive proxy statement/prospectus, the supplement to the definitive proxy statement/prospectus and other documents filed with the SEC by Atlas Crest through the website maintained by the SEC at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Atlas Crest, Archer, Atlas Crest’s sponsor and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Atlas Crest’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, and interests in the business combination of certain of Atlas Crest’s directors and officers in Atlas Crest’s filings with the SEC, including the definitive proxy statement/prospectus and the supplement to the definitive proxy statement/prospectus.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval in any jurisdiction in connection with the transaction or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed business combination will be made only by means of the definitive proxy statement/prospectus and the supplement to the definitive proxy statement/prospectus.

Source: Archer

Text: ArcherIR